                             STOCK OPTION AGREEMENT
                             ----------------------

     This Stock Option Agreement is entered into between STAAR Surgical Company, a Delaware corporation (the "Company"), whose principal executive office is
                             -------
located at 1911 Walker Avenue, Monrovia, California 91016, and DAVID MORRISON (the "Recipient") whose address is North End Lodge, 20 North End Road, Quainton,
      ---------
Buck, United Kingdom, HP22 4BD, pursuant to that certain 1995 STAAR Surgical Company Consultant Stock Plan (the "Plan") adopted by the Board of Directors on
                                    ----
May 31, 1995.

     1. Grant of Option. This Stock Option Agreement certifies that the Company
        ---------------
has granted to the Recipient, pursuant to the terms of the Plan, a stock option (the "Option") to purchase, in whole or in part, Twenty Thousand (20,000) shares
      ------
of the Company's voting common stock, par value $.01 (the "Common Stock")
                                                           ------------
(collectively and severally, the "Option Shares"), at the price of Three dollars
                                  -------------
and Ninety-nine cents ($ 3.99) per Option Share (the "Option Price"), subject to
                                                      ------------
the terms and conditions included in this Agreement. The date of this grant is:
April 27, 2001, (the "Grant Date").
                      ----------

     2. Plan; Plan Summary. Subject to the terms of this Stock Option Agreement,
        ------------------
the Recipient's rights to purchase the Option Shares are governed by the Plan, the terms of which are incorporated herein by this reference.

     3. Character of Option. This Option is a Non-Qualified Option.
        -------------------

     4. Expiration of Option. The right to exercise the Option granted by this
        --------------------
Stock Option Agreement shall expire and be null and void and of no further force or effect to the extent not exercised by 5:00 p.m. Pacific Time, on the 26th day of April, 2006 (the "Option Expiration Date").
                     ----------------------

     5. Exercise; Vesting Conditions. The Option Shares are (i) [_] fully
        ----------------------------
vested upon date of grant, or (ii) [ X ] subject to the following vesting
                                    ---
schedule:

                                          Cumulative Vested
      Date                           Percentage of Option Shares
      ----                           ---------------------------
April 27, 2001                                      50%
March 1, 2002                                      100%

     6. Manner of Exercise and Payment. This Option shall be exercised by (a)
        ------------------------------
delivery of a Notice of Exercise of Stock Option, in a form substantially similar to Exhibit A to this Agreement, to the Secretary of the Company, (b) together with full payment for the Option Shares to be purchased in good funds (in U.S. dollars) by cash or check, and/or the following items (if checked by the Company): (i) [_] shares of Common Stock pursuant to Section 5 (f)(ii)(2)
                                                           -------------------
(A) of the Plan, (ii)[_] surrender or relinquishment of rights to acquire
---
Common Stock pursuant to Section 5(f)(ii)(2)(B) of the Plan, or (iii) [_] a
                         ----------------------
full recourse promissory note pursuant to Section 5(f)(ii)(2)(C) of the Plan,
                                          ---------------------
and (c) such representations and documents as the Plan Committee deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933 and any other federal or state securities laws or regulations.

     7. Limited Transferability. During the Recipient's lifetime, the Option
        -----------------------
shall be exercisable only by the Recipient and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Recipient's death.

     8. Forfeiture. The Option Shares are subject to the vesting schedule set
        ----------
forth above and to the Recipient's continued performance of services as a consultant.

          (a) If the Recipient's service is terminated because of the Recipient's death or disability, then the Option may be exercised only to the extent that it would have been exercisable by the Recipient on the termination date and must be exercised by the Recipient (or the Recipient's legal representative or authorized assignee) no later than twelve (12) months after the termination date, but in any event no later than the Option Expiration Date.

          (b) If the Recipient ceases to remain in service for any reason (other than a reason set forth in sub-paragraph (a) above) while the Option is outstanding, then the Recipient shall have a period of thirty (30) days (commencing with the date of termination) during which to exercise the Option, but in no event shall the Option be exercisable at any time after the Option Expiration Date. During the limited period of post-service exercisability, the Option may not be exercised in the aggregate for more than the number of Option Shares in which the Recipient is, at the time of the Recipient's cessation of service, vested pursuant to the vesting schedule set forth in paragraph 5 above. Upon the expiration of such limited exercise period or (if earlier) upon the Option Expiration Date, the Option shall terminate and cease to be outstanding for any vested Option Shares for which the Option has not been exercised. To the extent the Recipient is not vested in the Option Shares at the time of the Recipient's cessation of service, the Option shall immediately terminate and cease to be outstanding with respect to those Option Shares.

     9. Shareholder Rights. The Recipient shall not have any shareholder rights
        ------------------
with respect to the Option Shares until the Recipient shall have exercised the Option, paid the Exercise Price and become a holder of record of the purchased shares.

     10. Special Tax Election. The acquisition of the Option Shares may result
         --------------------
in adverse tax consequences that may be avoided or mitigated by filing an election under Internal Revenue Code Section 83(b). Such election must be filed within thirty (30) days after the date of exercise. A description of the tax consequences applicable to the acquisition of the Option Shares is set forth in Exhibit B. THE RECIPIENT SHOULD CONSULT WITH HIS TAX ADVISOR TO DETERMINE THE TAX CONSEQUENCES OF ACQUIRING THE OPTION SHARES AND THE ADVANTAGES AND DISADVANTAGES OF FILING THE SECTION 83(b) ELECTION. THE RECIPIENT ACKNOWLEDGES THAT IT IS THE RECIPIENT'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b).

     11. Compliance with Laws and Regulations.
         ------------------------------------

          (a) The exercise of the Option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and the Recipient with all requirements of applicable law and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

          (b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to the Option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

     12. Governing Law. The interpretation, performance and enforcement of this
         -------------
Agreement shall be governed by the laws of the State of Delaware without resort to that State's conflict-of-laws rules.

     13. Interpretation.
         --------------

          (a) The Recipient acknowledges and agrees that this Stock Option Agreement, together with and subject to the Plan: (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersedes any prior or contemporaneous agreements or understandings of any kind, oral or written (collectively and severally, the "prior agreements"), and that any such prior agreements are of no force or
 ----------------
effect except as expressly set forth herein; and (3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements.

          (b) Except as expressly otherwise provided herein, neither this Stock Option Agreement nor any of its terms may be amended, supplemented, discharged or terminated (other than by performance), except as provided in the Plan or by a written instrument or instruments signed by all of the parties to this Stock Option Agreement. No waiver of any acts or obligations hereunder shall be effective unless such waiver shall be in a written instrument or instruments signed by each party claimed to have given or consented to such waiver and each party affected by such waiver.

          (c) If any term or provision of this Stock Option Agreement or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws effective during the term of this Stock Option Agreement, then, and in that event: (A) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Stock Option Agreement, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable, and (B) the remaining part of this Stock Option Agreement (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law.

          (d) The Recipient may not delegate any of his or her duties or obligations under this Stock Option Agreement, in whole or in part, without the prior written consent of the Company. Subject to the foregoing, all of the representations, warranties, covenants, conditions and provisions of this Stock Option Agreement shall be binding upon and shall inure to the benefit of each party and such party's respective successors and permitted assigns, spouses, heirs, executors, administrators, and personal and legal representatives.

          (e) Unless otherwise specifically provided in this Stock Option Agreement, all notices, demands, requests, consents, approvals or other communications (collectively and severally called "notices") required or
                                                   -------
permitted to be given hereunder, or which are given with respect to this Stock Option Agreement, shall be in writing, and shall be given by: (A) personal delivery (which form of notice shall be deemed to have been given upon delivery), (B) by telegraph or by private airborne/overnight delivery service (which forms of notice shall be deemed to have been given upon confirmed delivery by the delivery agency), (C) by electronic or facsimile or telephonic transmission, provided the receiving party has a compatible device or confirms receipt thereof (which forms of notice shall be deemed delivered upon confirmed transmission or confirmation of receipt), or (D) by mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid (which forms of notice shall be deemed to have been given upon the fifth {5th} business day following the date mailed).

     WHEREFORE, the parties hereto have for purposes of this Stock Option Agreement executed this Stock Option Certificate in the City of Monrovia, County of Los Angeles, State of California, effective as of the 13th day of November 2001.

                                         COMPANY:

                                         STAAR Surgical Company,
                                         a Delaware corporation


                                         By:/s/ David Bailey
                                            ------------------------------------
                                            David Bailey, President
ATTEST:


                                         By:/s/ John Santos
                                            ------------------------------------
                                            John Santos,Chief Financial Officer

                                         RECIPIENT:

                                         ---------------------------------------

                                    EXHIBIT A
                       NOTICE OF EXERCISE OF STOCK OPTION
                       ----------------------------------

          [To be signed by the Recipient only upon exercise of Option]

TO: Secretary
    STAAR Surgical Company
    1911 Walker Avenue
    Monrovia, California 91016

     The undersigned, the holder of an Option pursuant to that certain Stock
Option Agreement dated                      ,2001 (the "Option Agreement"),
                      --------------- -----             ----------------
between STAAR Surgical Company, a Delaware corporation, (the "Company") and
                                                              -------
the undersigned (the "Recipient"), hereby irrevocably elects, in accordance
                      ---------
with the terms and conditions of the Option Agreement, to exercise
the undersigned's Option to purchase               (      )/(1)/ shares of
                                     -------------  ------
the common stock, $.01 par value ("Common Stock") of the Company (collectively
                                   ------------
and severally, the "Option Shares"), for the aggregate purchase price of
                    -------------
              ($              )/(2)/.
-------------   -------------

/(1)/ Insert number of Option Shares that are vested Option Shares that the Recipient is exercising pursuant to this Notice.

/(2)/ Number of Option Shares to be purchased multiplied by the Exercise Price per share.

                         Signature:
                                     -------------------------------

                         Print Name:
                                     -------------------------------

                         Address:
                                     -------------------------------

                                     -------------------------------

                         Date:
                                     -------------------------------

                                    EXHIBIT B

                       FEDERAL INCOME TAX CONSEQUENCES OF
                           SECTION 83(b) TAX ELECTION

     1. Federal Income Tax Consequences and Section 83(b) Election For Exercise
        -----------------------------------------------------------------------
of Non-Statutory Option. If the Option Shares are acquired pursuant to the
-----------------------
exercise of a Non-Statutory Option, as specified in the Grant Notice, then under Internal Revenue Code Section 83, the excess of the Fair Market Value of the Option Shares on the date any forfeiture restrictions applicable to such shares lapse over the Exercise Price paid for such shares will be reportable as ordinary income on the lapse date. For this purpose, the term "forfeiture restrictions" includes vesting requirements. However, the Recipient may elect under Internal (Revenue Code Section 83(b) to be taxed at the time the Options Shares are acquired, rather than when and as such Option Shares cease to be subject to such forfeiture restrictions. Such election must be filed with the Internal Revenue Service within thirty (30) days after the date of the Agreement .. Even if the Fair Market Value of the Option Shares on the date of the Agreement equals the Exercise Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. FAILURE TO MAKE THIS FILING WITHIN THE APPLICABLE THIRTY (30) DAY PERIOD WILL RESULT IN THE RECOGNITION OF ORDINARY INCOME BY THE RECIPIENT AS THE FORFEITURE RESTRICTIONS LAPSE.

     2. Federal Income Tax Consequences and Conditional Section 83(b) Election
        ----------------------------------------------------------------------
For Exercise of Incentive Stock Option. If the Option Shares are acquired
--------------------------------------
pursuant to the exercise of an Incentive Stock Option, as specified in the Grant Notice, then the following tax principles shall be applicable to the Option
Shares:

          (i) For regular tax purposes, no taxable income will be recognized at the time the Option is exercised.

          (ii) The excess of (a) the Fair Market Value of the Option Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Option Shares lapse over (b) the Exercise Price paid for the Option Shares will be includable in the Recipient's taxable income for alternative minimum tax purposes.

          (iii) If the Recipient makes a disqualifying disposition of the Option Shares, then the Recipient will recognize ordinary income in the year of such disposition equal in amount to the excess of (a) the Fair Market Value of the Option Shares on the date the Option is exercised or (if later) on the date any forfeiture restrictions applicable to the Option Shares lapse over (b) the Exercise Price paid for the Option Shares. Any additional gain recognized upon the disqualifying disposition will be either short-term or long-term capital gain depending upon the period for which the Option Shares are held prior to the disposition.

          (iv) For purposes of the foregoing, the term "forfeiture restrictions" will include vesting requirements. The term "disqualifying disposition" means any sale or other disposition /1/

----------
/1/ Generally, a disposition of shares purchased under an Incentive Stock Option includes any transfer of legal title, including a transfer by sale, exchange or gift, but does not include a transfer to the Recipient's spouse, a transfer into of the Option Shares within two (2) years after the Grant Date or within one (1) year after the exercise date of the Option.

          (v) In the absence of final Treasury Regulations relating to Incentive Stock Options, it is not certain whether the Recipient may, in connection with the exercise of the Option for any Option Shares at the time subject to forfeiture restrictions, file a protective election under Internal Revenue Code Section 83(b) which would limit (a) the Recipient's alternative minimum taxable income upon exercise and (b) the Recipient's ordinary income upon a disqualifying disposition to the excess of the Fair Market Value of the Option Shares on the date the Option is exercised over the Exercise Price paid for the Option Shares. Accordingly, such election if properly filed will only be allowed to the extent the final Treasury Regulations permit such a protective election.

--------------------------------------------------------------------------------
joint ownership with right of survivorship if the Recipient remains one of the joint owners, a pledge, a transfer by bequest or inheritance or certain tax free exchanges permitted under the Internal Revenue Code.

                            STOCK OPTION CERTIFICATE
                            ------------------------

     This Stock Option Certificate is entered into between STAAR Surgical Company, a Delaware corporation (the "Company"), whose principal executive
                                      -------
office is located at 1911 Walker Avenue, Monrovia, California 91016, and DAVID MORRISON (the "Recipient") whose address is North End Lodge, 20 North End Road,
               ---------
Quainton, Bucks, United Kingdom, HP22 4BD, pursuant to that certain 1998 STAAR Surgical Company Stock Plan (the "Plan") adopted by the Board of Directors on
                                  ----
April 17, 1998 and approved by the shareholders on May 29, 1998.

     l. Grant of Option. Subject to the terms and conditions included herein,
        ---------------
this Stock Option Certificate certifies that the Company has granted to the Recipient, pursuant to the terms of the Plan, an option (the "Option") to
                                                              ------
purchase, in whole or in part, Sixty Thousand (60,000) shares of the Company's voting common stock, par value $.01 (the "Common Stock") (collectively and
                                          ------------
severally, the "Option Shares"), at the price of Three dollars and Forty-nine
                ------ ------
cents ($ 3.49) per Option Share (the "Option Price"). The date of this grant is:
                                      ------ -----
May 25, 2001, (the "Grant Date").
                    ----- ----

     2. Plan; Plan Summary. The Recipient's rights to purchase the Option Shares
        ------------------
are governed by the Plan, the terms of which are incorporated herein by this reference.

     3. Character of Option. This Option is [ X ] a Non-Qualified Option or [_]
                                             ---
an Incentive Option


     4. Capacity of Recipient. This Option is granted to the Recipient in the
        ---------------------
Recipient's capacity as (1) [_] an employee, (ii) [ X ] a director, or (iii)
                                                   ---
[_] a consultant.


     5. Expiration of Option. Subject to the terms and conditions set forth in
        --------------------
this Stock Option Certificate and in the Plan, the right to exercise the Options granted by this Stock Option Certificate shall expire and be null and void and of no further force or effect to the extent not exercised by 5:00 p.m. Pacific Time, on the 25th day of May, 2006 (the "Option Expiration Date").
                                         ------ ---------- ----

     6. Exercise Vesting Conditions. The Option is (i) [_] fully vested upon
        ---------------------------
date of grant, or (ii) [ X ] subject to the following vesting schedule as well
                        ---
as based upon Recipient's continued performance of services in the capacity hereinabove indicated:

                                    Cumulative Vested
                                     Percentage of
    Date                                 Shares
    ----                            -----------------
May 25, 2001                            33 1/3%
May 25, 2002                            66 2/3%
May 25, 2003                             100.0%

     7. Manner of Exercise and Payment. This Option shall be exercised by
        ------------------------------
delivery of this

Option Certificate to the Secretary of the Company, together with:

          (a) A Consent of Spouse (as such consent is defined in the Plan) from the spouse of the Recipient, if any, duly signed by such spouse; and

          (b) Full payment for the Option Shares to be purchased in goods funds (in U.S. dollars) by cash or check or through a "same day sale" commitment from the Recipient and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Recipient irrevocably elects to exercise the Option and to sell a portion of the Option Shares so purchased to pay for the Option Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Option Shares to forward the Option Price directly to the Company.

     8. Forfeiture; Vesting Conditions. This Option (i) [_] will be fully vested
        ------------------------------
upon date of grant, or (ii) [X] will be subject to Article V, Section 5.05 and
                             -                     ---------  ------------
Article X of the Plan, inasmuch as the Option will be subject to: (A) the
---------
vesting schedule set forth above and (B) the special rules regulating vesting and forfeiture on Termination of Recipient.

     9. Recipient's Representations. The Recipient represents that the Recipient
        ---------------------------
has received a Section 10(a) Prospectus, which explains the administration and operation of the Plan, and has received a copy of the Plan.

     10. Miscellaneous.
         -------------

          (a) Preparation of Stock Option Certificate. This Stock Option
              ---------------------------------------
Certificate was prepared by the Company or its legal counsel solely on behalf of the Company. It is acknowledged by the Recipient that he or she was not represented by the Company or any of its officers, directors, employees or agents (including the Company's legal counsel) in connection with the transaction contemplated by this Stock Option Certificate, and that the Recipient had separate and independent advice of counsel. In light of the foregoing it is acknowledged by the Recipient that the Company shall not be construed to be solely responsible for the drafting hereof, and that any ambiguity in the Plan or this Stock Option Certificate, or the interpretation thereof or hereof, shall not be construed against the Company as the alleged draftsman of this Stock Option Certificate.

          (b) Interpretation.
              --------------

               (i) Entire Agreement/No Collateral Representations. The Recipient
                   ----------------------------------------------
acknowledges and agrees that this Stock Option Certificate, together with and subject to the Plan: (1) is the final, complete and exclusive statement of the agreement of the parties with respect to the subject matter hereof; (2) supersedes any prior or contemporaneous agreements or understandings of any kind, oral or written (collectively and severally, the "prior agreements"), and
                                                        ----- ----------
that any such prior agreements are of no force or effect except as expressly set forth herein; and (3) may not be varied, supplemented or contradicted by evidence of prior agreements, or by evidence of subsequent oral agreements.

               (ii) Amendment; Waiver. Except as expressly otherwise provided
                    -----------------
herein, neither this Stock Option Certificate nor any of its terms may be amended, supplemented, discharged or terminated (other than by performance), except as provided in the Plan or by a written instrument or instruments signed by all of the parties to this Stock Option Certificate. No waiver of any acts or obligations hereunder shall be effective unless such waiver shall be in a written instrument or instruments signed by each party claimed to have given or consented to such waiver and each party affected by such waiver.

               (iii) Severability. If any term or provision of this Stock Option
                     ------------
Certificate or the application thereof to any person or circumstance shall, to any extent, be determined to be invalid, illegal or unenforceable under present or future laws effective during the term of this Stock Option Certificate, then, and in that event: (A) the performance of the offending term or provision (but only to the extent its application is invalid, illegal or unenforceable) shall be excused as if it had never been incorporated into this Stock Option Certificate, and, in lieu of such excused provision, there shall be added a provision as similar in terms and amount to such excused provision as may be possible and be legal, valid and enforceable, and (B) the remaining part of this Stock Option Certificate (including the application of the offending term or provision to persons or circumstances other than those as to which it is held invalid, illegal or unenforceable) shall not be affected thereby and shall continue in full force and effect to the fullest extent provided by law.

          (c) Enforcement. This Stock Option Certificate and the rights and
              -----------
remedies of each party arising out of or relating to this Stock Option Certificate shall be solely governed in accordance with the laws (without regard to the conflicts of law principles thereof) of the state of Delaware.

          (d) Successors and Assigns. The Recipient may not assign his rights or
              ----------------------
benefits or delegate any of his duties or obligations under this Stock Option Certificate, in whole or in part, without the prior written consent of the Company, except pursuant to the terms of the Plan. Subject to the foregoing, all of the representations, warranties, covenants, conditions and provisions of this Stock Option Certificate shall be binding upon and shall inure to the benefit of each party and such party's respective successors and permitted assigns, spouses, heirs, executors, administrators, and personal and legal representatives.

          (e) Notices. Unless otherwise specifically provided in this Stock
              -------
Option Certificate, all notices, demands, requests, consents, approvals or other communications (collectively and severally called "notices") required or
                                                   -------
permitted to be given hereunder, or which are given with respect to this Stock Option Certificate, shall be in writing, and shall be given by: (A) personal delivery (which form of notice shall be deemed to have been given upon delivery), (B) by telegraph or by private airborne/overnight delivery service (which forms of notice shall be deemed to have been given upon confirmed delivery by the delivery agency), (C) by electronic or facsimile or telephonic transmission, provided the receiving party has a compatible device or confirms receipt thereof (which forms of notice shall be deemed delivered upon confirmed transmission or confirmation of receipt), or (D) by mailing in the United States mail by registered or certified mail, return receipt requested, postage prepaid (which forms of notice shall be deemed to have been given upon the fifth {5th} business day following the date mailed).

     WHEREFORE, the parties hereto have for purposes of this Stock Option Certificate executed this Stock Option Certificate in the City of Monrovia, County of Los Angeles, State of California, effective as of the 13th day of November 2001.
                                            COMPANY:

                                            STAAR Surgical Company,
                                            a Delaware corporation


                                            By: /s/ David Bailey
                                                --------------------------------
                                                David Bailey

ATTEST:

          [SEAL]


                                            By: /s/ John Santos, Secretary
                                                --------------------------------
                                                John Santos, Secretary

                                            RECIPIENT:

                                            ------------------------------------

                                   Attachment
                                       to
                            Stock Option Certificate

                       NOTICE OF EXERCISE OF STOCK OPTION
                       ----------------------------------

                       NOTICE OF EXERCISE OF STOCK OPTION
                       ----------------------------------

          [To be signed by the Recipient only upon exercise of Option]

TO:       Secretary
          STAAR Surgical Company
          1911 Walker Avenue
          Monrovia, California 91016

     The undersigned, the holder of an Option under that certain Stock Option
Certificate dated effective the            day of           ,      (the "Option
                                ----------       -----------  ----       ------
Certificate"), between STAAR Surgical Company, a Delaware corporation (the
-----------
"Company") and the undersigned (the "Recipient"), hereby irrevocably elects, in
 -------                             ---------
accordance with the terms and conditions of that certain 1998 STAAR Surgical Company Stock Plan (the "Plan") adopted by the Board of Directors on April 17,
                         ----
1998 and approved by the shareholders on May 29, 1998, under which the Option Certificate was granted, to exercise the undersigned's Option to purchase
                                                                          ------
                              (    )/(1)/ shares of the Company's voting common
----------------------------   ----
stock, $ .01 per share par value ("Common Stock") (collectively and severally,
                                   ------ -----
the "Option Shares"), for the aggregate purchase price of
     ------ ------                                         ------------------
($       )/(2)/.
   ------

     /(1)/ Insert number of Option Shares as specified in the Option Certificate which are vested Option Shares (as defined by the Plan) which the Recipient is exercising the Option to purchase.

     /(2)/ Number of Option Shares to be exercised as hereinabove specified multiplied by the Option Price per share.

                    Signature:
                               ------------------------
                    Print Name:
                               ------------------------
                    Address:
                             --------------------------

                    -----------------------------------
                    Date:
                          -----------------------------